Third Quarter 2023 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements

Corporate Overview 3 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 – 4825 Website: www.netstreit.com Corporate Headquarters Transfer Agent Computershare PO Box 43007 Providence, RI 02940-3007 Phone: (800) 736-3001 Website: www.computershare.com Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Mark Manheimer, Chief Executive Officer and President Daniel Donlan, Chief Financial Officer and Treasurer Jeff Fuge, Senior Vice President of Acquisitions Randy Haugh, Senior Vice President of Finance Kirk Klatt, Senior Vice President of Real Estate Trish McBratney-Gibbs, SVP, Chief Accounting Officer Chad Shafer, Senior Vice President of Underwriting Management Team Todd Minnis – Chair Matthew Troxell Michael Christodolou Heidi Everett Mark Manheimer Lori Wittman Robin Zeigler Board of Directors

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 1) Includes acquisitions, mortgage loans receivable, and completed developments. 2) Excludes investment that secure mortgage loans receivable. 3) Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4) Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 5) Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. 4 Three Months Ended Financial Results September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Net income (loss) $ 4,239 $ (792) $ 1,481 $ 2,811 $ 1,419 Net income (loss) per common share outstanding - diluted $ 0.06 $ (0.01) $ 0.03 $ 0.05 $ 0.03 Funds from Operations (FFO) $ 21,130 $ 17,198 $ 16,684 $ 14,621 $ 14,517 FFO per common share outstanding - diluted $ 0.31 $ 0.28 $ 0.28 $ 0.26 $ 0.28 Core Funds from Operations (Core FFO) $ 21,191 $ 17,587 $ 16,685 $ 15,379 $ 14,517 Core FFO per common share outstanding - diluted $ 0.31 $ 0.29 $ 0.28 $ 0.28 $ 0.28 Adjusted Funds from Operations (AFFO) $ 21,389 $ 18,747 $ 17,419 $ 16,251 $ 15,386 AFFO per common share outstanding - diluted $ 0.31 $ 0.30 $ 0.30 $ 0.29 $ 0.30 Dividends per share $ 0.205 $ 0.200 $ 0.200 $ 0.200 $ 0.200 Weighted average common shares outstanding - diluted 68,048,369 61,043,531 58,883,386 55,715,025 51,384,758 Portfolio Metrics Number of investments(1) 547 525 488 430 409 Square feet 9,971,909 9,440,349 8,769,431 8,644,376 8,164,727 Occupancy(2) 100.0% 100.0% 100.0% 100.0% 100.0 % Weighted average lease term remaining (years)(3) 9.3 9.4 9.4 9.5 9.6 Investment grade (rated) - % of ABR(4) 68.6% 67.8% 67.1% 64.4% 66.3 % Investment grade profile (unrated) - % of ABR(5) 14.6% 14.0% 14.9% 15.8% 12.6 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 83.3% 81.8% 82.0% 80.2% 78.9%

5 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 REVENUES Rental revenue (including reimbursable) $ 31,167 $ 24,339 $ 89,347 $ 67,309 Interest income on loans receivable 2,244 674 5,145 1,671 Other revenue 550 — 550 — Total revenues 33,961 25,013 95,042 68,980 OPERATING EXPENSES Property 3,883 2,539 11,350 8,156 General and administrative 5,133 4,552 15,299 13,608 Depreciation and amortization 15,804 13,407 46,599 36,137 Provisions for impairment 1,538 — 4,374 1,114 Transaction costs 143 51 267 704 Total operating expenses 26,501 20,549 77,889 59,719 OTHER INCOME (EXPENSE) Interest expense, net (3,946) (3,017) (13,412) (5,708) Gain on sales of real estate, net 373 143 669 2,162 Loss on debt extinguishment — — (128) — Other income, net 367 — 586 36 Total other income (expense), net (3,206) (2,874) (12,285) (3,510) Net income before income taxes 4,254 1,590 4,868 5,751 Income tax (expense) benefit (15) (171) 60 (356) Net income 4,239 1,419 4,928 5,395 Net income attributable to noncontrolling interests 24 16 32 63 Net income attributable to common stockholders $ 4,215 $ 1,403 $ 4,896 $ 5,332 Amounts available to common stockholders per common share: Basic $ 0.06 $ 0.03 $ 0.08 $ 0.11 Diluted $ 0.06 $ 0.03 $ 0.08 $ 0.11 Weighted average common shares: Basic 67,112,587 50,449,735 62,123,334 47,679,870 Diluted 68,048,369 51,384,758 62,897,957 48,657,049 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 GAAP Reconciliation: Net income $ 4,239 $ 1,419 $ 4,928 $ 5,395 Depreciation and amortization of real estate 15,726 13,241 46,379 35,701 Provisions for impairment 1,538 — 4,374 1,114 Gain on sales of real estate, net (373) (143) (669) (2,162) Funds from Operations (FFO) $ 21,130 $ 14,517 $ 55,012 $ 40,048 Non-recurring executive transition costs, severance and related charges 62 — 276 — Loss on debt extinguishment and other related costs — — 223 — Gain on insurance proceeds (1) — (47) (36) Core Funds from Operations (Core FFO) $ 21,191 $ 14,517 $ 55,464 $ 40,012 Straight-line rent adjustments (245) (272) (707) (1,144) Amortization of deferred financing costs 578 239 1,165 553 Amortization of above/below-market assumed debt 29 — 86 — Amortization of loan origination costs 26 28 83 59 Amortization of lease-related intangibles (121) (313) (517) (644) Earned development interest 189 — 189 — Capitalized interest expense (404) (115) (688) (218) Non-cash interest expense (1,134) — (1,134) — Non-cash compensation expense 1,280 1,302 3,559 3,645 Adjusted Funds from Operations (AFFO) $ 21,389 $ 15,386 $ 57,500 $ 42,263 FFO per common share, diluted $ 0.31 $ 0.28 $ 0.87 $ 0.82 Core FFO per common share, diluted $ 0.31 $ 0.28 $ 0.88 $ 0.82 AFFO per common share, diluted $ 0.31 $ 0.30 $ 0.91 $ 0.87 Dividends per share $ 0.205 $ 0.200 $ 0.605 $ 0.600 Dividends per share as a percent of AFFO 66% 67% 66% 69 % Weighted average common shares outstanding, basic 67,112,587 50,449,735 62,123,334 47,679,870 Operating partnership units outstanding 501,987 514,890 507,014 530,940 Unvested restricted stock units 173,001 255,613 167,215 261,727 Unsettled shares under open forward equity contracts 260,794 164,520 100,394 184,512 Weighted average common shares outstanding, diluted 68,048,369 51,384,758 62,897,957 48,657,049

1) Adjustment reflects the estimated cash yield on developments in process balances as of period end. 2) Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and interest earning loan activity completed during the three months ended September 30, 2023 and 2022, had occurred on July 1, 2023 and 2022, respectively. 3) We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4) Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the September 30, 2023 available net settlement price of $16.49. EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 7 Three Months Ended September 30, 2023 2022 GAAP Reconciliation: Net income $ 4,239 $ 1,419 Depreciation and amortization of real estate 15,726 13,241 Amortization of lease-related intangibles (121) (313) Non-real estate depreciation and amortization 78 166 Interest expense, net 3,946 3,017 Income tax expense (benefit) 15 171 Amortization of loan origination costs 26 28 EBITDA 23,909 17,729 Provision for impairments 1,538 — Gain on sales of real estate, net (373) (143) EBITDAre 25,074 17,586 Straight-line rent adjustments (245) (272) Non-recurring executive transition costs, severance and related charges 62 — Gain on insurance proceeds (1) — Non-cash compensation expense 1,280 1,302 Lease termination fees (550) — Adjustment for construction in process (1) 720 263 Adjustment for intraquarter investment activities (2) 1,341 1,182 Adjusted EBITDAre $ 27,681 $ 20,061 Annualized Adjusted EBITDAre (3) $ 110,724 Net Debt Adjusted for Outstanding Forward Equity / Annualized Adjusted EBITDAre 4.2 x As of September 30, 2023 Principal amount of total debt $ 575,399 Less: Cash, cash equivalents and restricted cash (7,934) Net Debt 567,465 Value of outstanding forward equity (4) (98,671) Net Debt Adjusted for Outstanding Forward Equity $ 468,794

1) Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended September 30, 2023, had occurred on July 1, 2023. 2) Adjustment assumes all loan activity completed during the three months ended September 30, 2023, had occurred on July 1, 2023. Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 GAAP Reconciliation: Net income $ 4,239 $ 1,419 $ 4,928 $ 5,395 General and administrative 5,133 4,552 15,299 13,608 Depreciation and amortization 15,804 13,407 46,599 36,137 Provisions for impairment 1,538 — 4,374 1,114 Transaction costs 143 51 267 704 Interest expense, net 3,946 3,017 13,412 5,708 Gain on sales of real estate, net (373) (143) (669) (2,162) Income tax expense (benefit) 15 171 (60) 356 Loss on debt extinguishment — — 128 — Interest income on mortgage loans receivable (2,244) (674) (5,145) (1,671) Lease termination fees (550) — (550) — Other income, net (367) — (586) (36) Property-Level NOI 27,284 21,800 77,997 59,153 Straight-line rent adjustments (245) (272) (707) (1144) Amortization of lease-related intangibles (121) (313) (517) (644) Property-Level Cash NOI $ 26,918 $ 21,215 $ 76,773 $ 57,365 Adjustment for intraquarter acquisitions, dispositions and completed development (1) 1,320 Property-Level Cash NOI Estimated Run Rate $ 28,238 Interest income on mortgage loans receivable 2,244 Adjustments for intraquarter mortgage loan activity (2) 21 Total Cash NOI - Estimated Run Rate $ 30,503 Property Operating Expense Coverage Property operating expense reimbursement 3,451 $ 2,112 $ 10,233 $ 7,064 Property operating expenses (3,883) (2,539) (11,350) (8,156) Property operating expenses, net $ (432) $ (427) $ (1,117) $ (1,093)

Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 September 30, December 31, 2023 2022 ASSETS Real estate, at cost: Land $ 449,718 $ 401,146 Buildings and improvements 1,081,427 907,084 Total real estate, at cost 1,531,145 1,308,230 Less accumulated depreciation (90,890) (62,526) Property under development 33,497 16,796 Real estate held for investment, net 1,473,752 1,262,500 Assets held for sale 38,839 23,208 Mortgage loans receivable, net 109,091 46,378 Cash, cash equivalents and restricted cash 7,934 70,543 Lease intangible assets, net 163,824 151,006 Other assets, net 69,403 52,057 Total assets $ 1,862,843 $ 1,605,692 LIABILITIES AND EQUITY Liabilities: Term loans, net 521,613 373,296 Revolving credit facility 42,000 113,000 Mortgage note payable, net 7,890 7,896 Lease intangible liabilities, net 26,699 30,131 Liabilities related to assets held for sale 1,024 406 Accounts payable, accrued expenses and other liabilities 33,727 22,540 Total liabilities $ 632,953 $ 547,269 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 68,701,223 and 58,031,879 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively $ 687 $ 580 Additional paid-in capital 1,289,810 1,091,514 Distributions in excess of retained earnings (100,006) (66,937) Accumulated other comprehensive income 30,494 23,673 Total stockholders’ equity 1,220,985 1,048,830 Noncontrolling interests 8,905 9,593 Total equity 1,229,890 1,058,423 Total liabilities and equity $ 1,862,843 $ 1,605,692

1) Rates presented exclude the impact of capitalized loan fee amortization. 2) Interest rate reflects the all-in borrowing rate as of September 30, 2023. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility matures on August 11, 2026 and includes a one-year extension option. 3) Interest rate consists of the fixed rate SOFR swap of 0.12%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity. 4) Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028. 5) Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option. 6) The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of September 30, 2023 Debt Summary Fully Extended Maturity Principal Balance Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 42,000 6.42% $ 358,000 3.9 Unsecured term loan(3) January 15, 2027 175,000 1.37% — 3.3 Unsecured term loan(4) February 11, 2028 200,000 3.88% — 4.4 Unsecured term loan(5) January 3, 2029 150,000 4.89% 100,000 5.3 Mortgage note(6) November 1, 2027 8,399 4.53% — 4.1 Total / Weighted Average $ 575,399 3.57% $ 458,000 4.2 $175 million Term Loan - Interest Rate Schedule Start Date End Date Applicable Balance Fixed Rate(1) Current November 27, 2023 $ 175,000 1.37 % November 27, 2023 December 23, 2024 $ 175,000 3.12 % December 23, 2024 January 15, 2027 $ 175,000 3.65 % Floating, 7% Fixed, 93% Fixed vs. Floating Debt $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity Debt Maturity Schedule

1) Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the September 30, 2023 available net settlement price of $16.49. 2) Value is based on the September 30, 2023 closing share price of $15.58 per share. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt September 30, 2023 Principal amount of total debt $ 575,399 Less: Cash, cash equivalents and restricted cash (7,934) Net debt $ 567,465 Less: Value of outstanding forward equity(1) (98,671) Net debt adjusted for outstanding forward equity $ 468,794 Net debt / Annualized Adjusted EBITDAre 5.1x Net debt adjusted for outstanding forward equity / Annualized Adjusted EBITDAre 4.2x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 30.1% Fixed charge coverage ratio ≥ 1.50x 5.01x Maximum secured indebtedness ≤ 40.0% 0.4% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 33.4% Unencumbered interest coverage ratio ≥ 1.75x 5.63x Liquidity As of September 30, 2023 Unused unsecured revolver capacity $ 358,000 Cash, cash equivalents and restricted cash 7,934 Value of outstanding forward equity(1) 98,671 Total Liquidity $ 464,605 Undrawn term loan balance 100,000 Total Proforma Liquidity $ 564,605 Equity Ending Shares/ Units as of September 30, 2023 Equity Market Capitalization % of Total Common shares(2) 68,701,223 $ 1,070,365 99.3 % OP units(2) 487,841 7,601 0.7 % Total 69,189,064 $ 1,077,966 100.0 % Enterprise Value As of September 30, 2023 % of Total Principal amount of total debt $ 575,399 34.8 % Equity market capitalization(2) 1,077,966 65.2 % Total enterprise value $ 1,653,364 100.0%

1) Includes acquisitions, mortgage loans receivable, and completed developments. 2) ABR divided by the Gross Investment. 3) Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4) Includes investments associated with mortgage loans receivable. 5) Excludes transaction costs. 6) ABR divided by Gross Proceeds; excludes vacant properties. Investment Activity (unaudited, dollars in thousands) 12 Three Months Ended September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Investments Number of Investments(1) 29 39 71 24 26 Gross Investment $ 117,455 $ 115,321 $ 128,615 $ 104,069 $ 131,301 Cash Yield(2) 7.0% 6.8% 7.7% 6.9% 6.6 % Weighted Average Lease Term (years)(3) 10.0 11.5 10.3 11.1 11.8 Investment Grade and Investment Grade Profile % 97.2% 80.7% 94.9% 97.7% 83.3 % Dispositions Number of Investments(4) 6 2 8 3 1 Number of Vacant Properties $ — $ — $ — $ — $ — Gross Proceeds(5) $ 13,543 $ 4,060 $ 15,907 $ 12,294 $ 1,685 Cash Yield(6) 6.9% 6.7% 6.8% 6.7% 5.5 % Weighted Average Lease Term (years)(3) 7.1 4.2 5.6 10.8 0.4 Developments Industry Location Lease Term (years) Amount Funded to Date Actual/ Anticipated Rent Commencement Arts & Craft D'Iberville, MS 15 $ 7,405 Commenced 1Q'23 Arts & Craft Winder, GA 15 $ 7,422 Commenced 1Q'23 Arts & Craft Sheboygan, WI 10 $ 3,599 Commenced 2Q'23 Home Improvement Bossier City, LA 12 $ 5,790 Commenced 3Q'23 Discount Retail Alpena, MI 10 $ 4,424 Commenced 3Q'23 Dollar Stores (multiple programs) Various (3 completed) 10 $ 4,628 Commenced 3Q'23 Dollar Stores (multiple programs) Various (25 in progress) 10 to 15 $ 27,747 4Q'23 to 2Q'24 Automotive Service (multiple programs) Various (5 in progress) 15 $ 8,810 1Q'24 to 2Q'24 Farm Supplies Malakoff, TX 20 $ 4,381 1Q'24 TBD Sumter, SC TBD $ 1,170 TBD

Portfolio Information (unaudited, dollars in thousands) 13 1) Includes acquisitions, mortgage loans receivable, and completed developments. 2) Excludes 62 investments that secure mortgage loans receivable. 3) Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable. 4) Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 5) Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 6) Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), witha credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower. Portfolio Metrics September 30, 2023 Number of Investments(1) 547 Number of states 45 Square feet 9,971,909 Tenants 85 Industries 26 Occupancy(2) 100.0 % Weighted average lease term remaining (years)(3) 9.3 Tenant Quality Number of Investments ABR % of ABR Investment grade (rated)(4) 422 $ 85,349 68.6% Investment grade profile (unrated)(5) 47 18,176 14.6% Sub-investment grade (rated)(6) 26 11,106 8.9% Sub-investment grade profile (unrated) 52 9,710 7.8% Total 547 $ 124,341 100.0% 83.3% of ABR Inv. Grade Inv. Grade Profile Sub-Investment Grade 8.9% Investment Grade Profile 14.6% Investment Grade 68.6% Sub-Investment Grade Profile 7.8% Tenant Quality 87.0% of ABR Necessity Discount Service Other 13.0% Discount 19.1% Necessity 53.8% Service 14.0% Defensive Category

Portfolio Information (cont’d) (unaudited, dollars in thousands) 14 Top 20 Tenants Number of Investments ABR % of ABR Credit rating(1) 33 $ 10,246 8.2% BBB 97 10,219 8.2% BBB 29 9,278 7.5% BBB- 7 5,808 4.7% BBB+ 15 5,524 4.4% IG Profile 48 5,142 4.1% BBB 3 4,997 4.0% A 20 4,611 3.7% A 49 4,288 3.4% A 3 3,919 3.2% IG Profile 40 3,900 3.1% Baa2 6 3,770 3.0% AA 4 3,578 2.9% BBB+ 6 3,211 2.6% A3 2 2,615 2.1% BB 6 2,496 2.0% Baa1 10 2,435 2.0% IG Profile 9 2,395 1.9% SIG (unrated) 4 2,356 1.9% Ba3 2 2,187 1.8% BBB Total 393 $ 92,974 74.8% 1) If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's or National Association of Insurance Commissioners.

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments ABR % of ABR Illinois 25 $ 10,116 8.1% Texas 38 9,461 7.6% Wisconsin 23 8,567 6.9% New York 22 8,265 6.6% North Carolina 68 7,459 6.0% Georgia 30 6,183 5.0% Ohio 37 6,153 4.9% Virginia 11 5,892 4.7% Alabama 36 5,510 4.4% Indiana 20 5,171 4.2% Other 237 51,566 41.5% Total 547 $ 124,341 100.0% ≥1% and <3% ABR <1% ABR ≥5% and <10% ABR ≥3% and <5% ABR 0% ABR AK HI WA OR MT CA AZ WY NV ID UT CO NM TX OK ND SD NE KS LA AR MO IA MN WI IL IN MI OH KY TN FL MS AL GA SC NC VA WV PA DE NJ NY ME VT NH MA MD CT RI

Portfolio Information (cont’d) (unaudited, dollars in thousands) 16 Industry Defensive Category Number of Investments ABR % of ABR Drug Stores & Pharmacies Necessity 62 $ 19,524 15.7% Grocery Necessity 30 19,239 15.5% Dollar Stores Discount 145 15,361 12.4% Home Improvement Necessity 28 14,065 11.3% Convenience Stores Service 73 9,641 7.8% Discount Retail Discount 32 8,450 6.8% Auto Parts Necessity 61 5,526 4.4% Arts & Crafts Other 15 5,524 4.4% Sporting Goods Other 4 3,842 3.1% General Retail Necessity 6 3,753 3.0% Quick Service Restaurants Service 22 3,312 2.7% Consumer Electronics Other 6 3,211 2.6% Healthcare Necessity 12 2,369 1.9% Automotive Service Service 16 1,734 1.4% Specialty Other 2 1,719 1.4% Farm Supplies Necessity 7 1,596 1.3% Casual Dining Service 7 1,066 0.9% Health and Fitness Service 1 985 0.8% Furniture Stores Other 2 892 0.7% Equipment Rental and Leasing Service 5 679 0.5% Apparel Other 4 481 0.4% Banking Necessity 3 467 0.4% Wholesale Warehouse Club Necessity 1 417 0.3% Gift, Novelty, and Souvenir Shops Other 1 200 0.2% Telecommunications Other 1 156 0.1% Home Furnishings Other 1 134 0.1% Total 547 $ 124,341 100.0% Defensive Category Number of Investments ABR % of ABR Necessity 210 $ 66,956 53.8% Discount 177 23,811 19.1% Service 124 17,416 14.0% Other 36 16,158 13.0% Total 547 $ 124,341 100.0%

Lease Expiration Schedule(1) (unaudited, dollars in thousands) 17 Year of Expiration Number of Investments Expiring ABR Expiring Expiring as a % of Portfolio 2023 — $ — 0.0% 2024 2 293 0.3% 2025 7 2,300 2.0% 2026 11 2,704 2.3% 2027 18 4,700 4.1% 2028 28 9,463 8.2% 2029 44 8,681 7.5% 2030 39 9,892 8.6% 2031 67 12,698 11.0% 2032 35 9,190 8.0% 2033 50 11,176 9.7% 2034 30 10,338 8.9% 2035 21 7,858 6.8% 2036 24 5,416 4.7% 2037 28 7,108 6.2% 2038 56 7,148 6.2% 2039 7 1,110 1.0% 2040 2 425 0.4% 2041 4 1,246 1.1% 2042 1 985 0.9% 2043 3 1,758 1.5% 2044 8 1,038 0.9% Total 485 $ 115,527 100.0% 1) Excludes 62 investments that secure mortgage loans receivable.

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, gain on insurance proceeds, other non- recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our Net Debt as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We further adjust Net Debt by the value of outstanding forward equity as of period end to derive Net Debt Adjusted for Outstanding Forward Equity. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysis. Non-GAAP Measures and Definitions (cont’d) 19

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other income (or expense). We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of September 30, 2023, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, and completed developments, divided by the gross investment amount, or gross proceeds in the case of dispositions. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Non-GAAP Measures and Definitions (cont’d) 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.